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                      FOURTH AMENDMENT TO CREDIT AGREEMENT

                           Dated as of August 15, 2001

                                     Between

                                 LILY CUPS INC.
                                   as Borrower

                                       and

                      GENERAL ELECTRIC CAPITAL CANADA INC.
                                    as Lender



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                                                                  EXECUTION COPY

                                TABLE OF CONTENTS


RECITALS.......................................................................1

Section 1 - INTERPRETATION.....................................................1
         1.1    Definitions....................................................1
         1.2    Incorporation into Existing Credit Agreement...................1

Section 2 - REPRESENTATIONS AND WARRANTIES.....................................1
         2.1    Representations and Warranties.................................1

Section 3 - AMENDMENT TO SECTION 6 OF THE EXISTING CREDIT AGREEMENT -
            NEGATIVE COVENANTS.................................................2
         3.1    Amendment to Section 6.16 - Leases.............................2

Section 4 - CONDITIONS PRECEDENT...............................................2
         4.1    Effective Fourth Amendment.....................................2

Section 5 - MISCELLANEOUS......................................................3
         5.1    Amendment of Existing Credit Agreement; Reaffirmation of
                Loan Documents.................................................3
         5.2    Reservation of Rights and Remedies.............................3
         5.3    Severability...................................................3
         5.4    Parties........................................................3
         5.5    A Loan Document................................................3
         5.6    Credit Agreement...............................................3
         5.7    Section Titles.................................................3
         5.8    Governing Law..................................................4
         5.9    Time of the Essence............................................4
         5.10   Counterparts...................................................4

                                       (i)
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                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of August 15, 2001 (this "Fourth Amendment"), between LILY CUPS INC., an Ontario corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CANADA INC., a Canada corporation, as Lender.


RECITALS

A. Borrower and Lender are parties to a Credit Agreement dated as of June 15, 1998, as amended by a First Amendment to Credit Agreement dated as of June 28, 1999, a Second Amendment to Credit Agreement dated as of November 15, 1999 and a Third Amendment to Credit Agreement dated as of June 19, 2001 (collectively, the "Existing Credit Agreement").

B. Borrower has requested that Lender increase the aggregate of all operating lease payments payable in any year by Borrower from $500,000 to $1,000,000.

C. Lender has agreed to Borrower's request upon the terms and subject to the conditions set forth in this Fourth Amendment.

FOR VALUE RECEIVED, the parties agree as follows:


Section 1 - INTERPRETATION

1.1      Definitions

         In addition to the defined terms appearing above, capitalized terms used in this Fourth Amendment have (unless otherwise provided elsewhere in this Fourth Amendment) the meanings given to them in the Existing Credit Agreement and the term "Effective Date" has the meaning given to that term in Section Effective Fourth Amendment of this Fourth Amendment.

1.2      Incorporation into Existing Credit Agreement

         The Existing Credit Agreement and this Fourth Amendment shall be read together and shall have the effect as if all the provisions of such agreements were contained in one instrument.


Section 2 - REPRESENTATIONS AND WARRANTIES

2.1      Representations and Warranties

         Borrower makes the following representations and warranties to Lender, each and all of which shall survive the execution and delivery of this Fourth
Amendment:


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(1) each representation and warranty of Borrower contained in each Loan Document is true and correct in all material respects on and as of the Effective Date except to the extent that any such representation or warranty relates solely to
an  earlier  date  and  except  for  changes  therein  expressly   permitted  or
contemplated by any Loan Document;

(2) the execution and delivery by Borrower of this Fourth Amendment, and the performance by Borrower of its obligations under this Fourth Amendment and the Existing Credit Agreement, as amended by this Fourth Amendment, are (a) within Borrower's corporate power; (b) have been duly authorized by all necessary corporate and shareholder action; (c) are not in contravention of any provision of Borrower's constating documents or by-laws; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound; (f) do not result in the creation or imposition of any lien upon any of the property of Borrower; and (g) do not require the consent or approval of any Governmental Authority or any other Person;

(3) this Fourth Amendment has been duly executed and delivered by Borrower and each of this Fourth Amendment and the Existing Credit Agreement, as amended by this Fourth Amendment, constitutes a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms; and

(4) after giving effect to this Fourth Amendment, no Default or Event of Default has occurred and is continuing.


Section 3 - AMENDMENT TO SECTION 6 OF THE EXISTING CREDIT AGREEMENT - NEGATIVE COVENANTS

3.1      Amendment to Section 6.16 - Leases

         On and after the Effective Date, Section 6.16 of the Existing Credit Agreement is amended by substituting "$1,000,000" for "$500,000".


Section 4 - conditions precedent

4.1      Effective Fourth Amendment

         This Fourth Amendment shall become effective on the date on which this Fourth Amendment, or counterparts hereof, shall have been duly executed by, and delivered to, Borrower and Lender (the "Effective Date").

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Section 5 - MISCELLANEOUS

5.1      Amendment of Existing Credit Agreement; Reaffirmation of Loan Documents

         The Existing Credit Agreement has not been amended except pursuant to this Fourth Amendment, and the Existing Credit Agreement, as amended by this Fourth Amendment, is in full force and effect. Borrower hereby reaffirms each Loan Document.

5.2      Reservation of Rights and Remedies

         Lender reserves all of its rights to proceed to enforce its rights and remedies at any time and from time to time in connection with any and all Defaults and Events of Default now existing or hereafter arising.

5.3      Severability

         Wherever possible, each provision of this Fourth Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Fourth Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Fourth Amendment.

5.4      Parties

         This Fourth Amendment shall be binding upon, and enure to the benefit of, Borrower and Lender and their respective successors and permitted assigns.

5.5      A Loan Document

         For greater certainty, Borrower acknowledges that this Fourth Amendment constitutes a Loan Document.

5.6      Credit Agreement

         Each reference to "Credit Agreement" or "Agreement" contained in each Loan Document shall be a reference to the Existing Credit Agreement, as amended by this Fourth Amendment, without further amendment to any Loan Document.

5.7      Section Titles

         The section titles and table of contents contained in this Fourth Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Fourth Amendment.



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5.8      Governing Law

         In all respects, including all matters of construction, validity and performance, this Fourth Amendment shall be governed by, and construed and enforced in accordance with, the laws of the Province of Ontario applicable to contracts made and performed in that province and the laws of Canada applicable therein. Borrower hereby consents and agrees that the courts located in the Province of Ontario shall have non-exclusive jurisdiction to hear and determine any claims or disputes between Borrower and Lender pertaining to this Fourth Amendment or to any matter arising out of or relating to this Fourth Amendment; provided, that nothing in this Fourth Amendment shall be deemed or operate to preclude Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations or to enforce a judgment or other court order. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court and each party hereby waives any objection which that party may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service or process issued in any such action or suit and agrees that service of process may be delivered in the manner set out in Section 11.10 of the Existing Credit Agreement and that service so delivered shall be deemed completed upon the date of receipt thereof or, if such date is not a Business Day, on the next following Business Day.

5.9      Time of the Essence

         Time  shall  be of the  essence  of  every  provision  of  this  Fourth
Amendment.

5.10     Counterparts

         This Fourth Amendment may be executed in any number of separate counterparts, which shall collectively constitute one agreement.

                           [INTENTIONALLY LEFT BLANK]

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         The parties have executed this Agreement.

                                          LILY CUPS INC. , as Borrower
                                          By:
                                          --------------------------------
                                          Name:    Bruce Wells
                                          Title:   Vice-President, Finance


                                          GENERAL ELECTRIC CAPITAL CANADA INC. ,
                                          as Lender
                                          By:
                                          --------------------------------------
                                          Name:
                                          Duly Authorized Signatory